UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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ALDEYRA THERAPEUTICS, INC.

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Your Vote Counts! ALDEYRA THERAPEUTICS, INC. 2022 Annual Meeting Vote by June 6, 2022 11:59 PM ET ALDEYRA THERAPEUTICS, INC. 131 HARTWELL AVE. LEXINGTON, MA 02421 D82329-P71984 You invested in ALDEYRA THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 7, 2022. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 24, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote in Person at the Meeting* Point your camera here and June 7, 2022 8:00 AM, EDT vote without entering a control number Aldeyra Therapeutics, Inc. 131 Hartwell Avenue Lexington, MA 02421 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of three Class II Directors Nominees: 01) Richard H. Douglas, Ph.D. For 02) Gary Phillips, M.D. 03) Neal Walker, D.O. 2. To ratify the appointment of BDO USA, LLP as Aldeyra Therapeutics, Inc.’s independent registered public accounting For firm for the year ending December 31, 2022. 3. To approve, on a non-binding, advisory basis, the compensation of Aldeyra Therapeutics, Inc.’s named executive For officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D82330-P71984